SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-50820                 37-1413556
           -------                     ---------                 ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 St. Louis Street, Edwardsville, Illinois                            62025
--------------------------------------------                            -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                   ----------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01 Other Events.

     On October 26, 2004, First Federal Financial Services, Inc. (the "Company") announced the declaration of a quarterly dividend of $0.07 per share of common stock to stockholders of record as of November 4, 2004. A copy of the press release dated October 26, 2004, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits


          Exhibit No.                  Description
          -----------                  -----------

            99                         Press release dated October 26, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL FINANCIAL SERVICES, INC.


DATE:  October 26, 2004             By:  /s/ Larry W. Mosby
                                         --------------------------------------
                                         Larry W. Mosby
                                         President and Chief Executive Officer













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